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                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                April 14, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                             1st Net Technologies, Inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



        Colorado                   0-27145                33-0756798
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



                           11423 W. Bernardo Ct., San Diego, CA 92127
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           Address of Principal Executive Offices, Including Zip Code



                                (858) 675-4449
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               Registrant's Telephone Number, Including Area Code








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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     By letter dated April 14, 2000, the Company's independent certified accountants, Corbin & Wertz, informed the Company that they were resigning as the Company's independent certified accountants effective April 14, 2000. The letter states that the reason for the resignation is that the Company and Corbin & Wertz could not come to an agreement on the scope of the audit work to be performed on the December 31 ,1999 audit. In addition, Corbin & Wertz stated that they were also withdrawing their previously issued opinion on the separate April 30, 1999 financial statements of Children's Technology Group, Inc.

         After Corbin & Wertz had commenced their audit of the Company's consolidated financial statements, they informed the Company that the audit would be more work than originally anticipated because of the state of the Company's financial records and the need to expand audit scope to comply with Statement of Auditing Standards No. 82 relating to the state of the Company's financial records and an enforcement investigation commenced by the Securities and Exchange Commission with respect to certain aspects of the Company's business, and informed the Company that they would need to increase their fees accordingly. The Company and Corbin & Wertz could not come to an agreement with respect to the amount of the increase in fees, and a decision was mutually made to terminate the relationship. The Company's Board of Directors discussed the problem with Corbin & Wertz, and the Company has authorized Corbin & Wertz to respond fully to inquiries from the new certified public accounting firm regarding any matters deemed appropriate by the new auditors, including, but not limited to, the scope of the audit.

      Corbin & Wertz's report on the Children's Technology Group, Inc.'s financial statements for the period of inception (July 30, 1998) through April 30, 1999 contained a going concern paragraph but otherwise did not contain a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS.

      (a) Listed below are the financial statement, pro forma financial information and exhibits, if any, filed as a part of this report.

           None

         (c)  EXHIBITS:

      Exhibit
      Number     Description              Location
      -------    -----------              --------

       16        Accountant's Letter      Filed herewith electronically









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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                              1st Net Technologies, Inc.




April 18, 2000                By: /s/ James Watson
                                  James Watson, Chief Executive Officer




































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